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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 11, 2004
Date of Report (Earliest Event Reported)

Citizens Bancshares Corporation
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or other jurisdiction (of Incorporation)	333-38509 (Commission File Number)	58-1631302 (IRS Employer Identification Number)

75 Piedmont Avenue, NE, Atlanta, Georgia 30303
(Address of principal executive offices)

(404) 659-5959
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Information, and Exhibits

Exhibit 99.1

        Press Release of Registrant, dated August 11, 2004, announcing second quarter 2004 results.

Item 12. Results of Operations and Financial Condition

        On August 11, 2004 Citizens Bancshares Corporation (the "Registrant") issued a press release announcing its second quarter earnings for 2004. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION
By:	/s/ JAMES E. YOUNG James E. Young President and CEO

Dated: August 11, 2004

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  Item 7. Financial Statements, Pro Forma Information, and Exhibits
  Item 12. Results of Operations and Financial Condition
Signature